Exhibit 10.1

Bain Capital Private Credit

Subscription Agreement

1 | Your Investment
•
Investment Amount $

Investment Type Initial Investment Additional Investment

Share Class (Must select one)

Class S	Class D	Class I
$2,500 minimum initial investment	$2,500 minimum initial investment	$1,000,000 minimum initial investment[1]

2 | Form of Ownership

Individual / Joint Accounts	Retirement Accounts	Entity Accounts
Individual	IRA	Trust
Joint Tenant with Rights of Survivorship	Roth IRA	C Corporation
Tenants in Common	SEP IRA	S Corporation
Community Property	Rollover IRA	Partnership
Uniform Gift / Transfer to Minors	Inherited IRA	Limited Liability Corporation
State:	Other:

Brokerage Account Number:	Custodian Account Number:	Brokerage Account Number:

Custodian Name:

Custodian Tax ID:

Please print, sign, and scan this page if applicable.

See Appendix A for supplemental document requirements by investor type.

X
Custodian Signature / Stamp

1 Unless otherwise waived.

3 | Investor Information

The information provided in this section must be compliant with IRS Form W-9 and related instructions (see www.irs.gov for instructions). Legal addresses must include a residential street address (P.O. boxes will not be accepted).

1.
Primary Account Holder / Minor (if Uniform Gift / Transfer to Minors Account) / Trustee / Authorized Signatory

Name (first, middle, last)

Social Security Number Date of Birth (mm/dd/yyyy)

Legal Street Address City State Zip

Mailing Street Address City State Zip

Email Address Phone Number

Please indicate if you are a:

U.S. Citizen Resident Alien Non-Resident Alien Country of Citizenship if non-U.S. Citizen

(A completed applicable Form W-8 is required for subscription)

2.
Joint Account Holder / Custodian (if Uniform Gift / Transfer to Minors Account) / Co-Trustee / Authorized Signatory

Name (first, middle, last)

Social Security Number Date of Birth (mm/dd/yyyy)

Legal Street Address City State Zip

Mailing Street Address City State Zip

Email Address Phone Number

Please indicate if you are a:

U.S. Citizen Resident Alien Non-Resident Alien Country of Citizenship if non-U.S. Citizen

(A completed applicable Form W-8 is required for subscription)

3.
Joint Account Holder / Co-Trustee / Authorized Signatory

Name (first, middle, last)

Social Security Number Date of Birth (mm/dd/yyyy)

Legal Street Address City State Zip

Mailing Street Address City State Zip

Email Address Phone Number

Please indicate if you are a:

U.S. Citizen Resident Alien Non-Resident Alien Country of Citizenship if non-U.S. Citizen

(A completed applicable Form W-8 is required for subscription)

Entity Information (only required for entity account types)

Entity Name

Tax ID Number Date of Formation (mm/dd/yyyy)

Legal Street Address City State Zip

Country of Domicile (Form W-8 required for non-U.S.)

Exemptions per Form W-9 (see Form W-9 instructions at www.irs.gov)

Exemptions for FATCA Reporting Code (if any)

Please indicate if you are a: Pension Plan Profit Sharing Plan Not-for-Profit Organization

4 | Transfer on Death Beneficiary Information (Optional for Individual / Joint Accounts)

Please designate the beneficiary information for your account. If completed, all information is required. Secondary beneficiary information may only include whole percentages and must total 100%. (Not available for Louisiana residents).

Primary

First Name MI Last Name SSN Date of Birth Secondary %

Primary

First Name MI Last Name SSN Date of Birth Secondary %

Primary

First Name MI Last Name SSN Date of Birth Secondary %

5 | ERISA Plan Asset Regulations

Are you a “benefit plan investor”2 within the meaning of the Plan Asset Regulations3 or will you use the assets of a “benefit plan investor” to invest in Bain Capital Private Credit? Yes No

2 The term “benefit plan investor” includes, for e.g.: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans” described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (including, for e.g., an “individual retirement account”, an “individual retirement annuity”, a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute the assets of, one or more “employee benefit plans” or “plans” (such as for e.g., a master trust or a plan assets fund) under ERISA or the Plan Asset Regulations.

3 “Plan Asset Regulations” means the regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time.

6 | Distribution Instructions
•
•
You are automatically enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO, OREGON, TENNESSEE, VERMONT, or WASHINGTON.
•
If you are not a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan. please check here if you DO NOT wish to be enrolled in the Distribution Reinvestment Plan and complete the cash distribution information in the box below. For IRA (custodial held accounts), if you elect cash distributions, the funds must be sent to the custodian on a direct deposit basis.

  Direct Deposit to third party financial institution (complete section below)

I authorize Bain Capital Private Credit or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify Bain Capital Private Credit in writing to cancel it. In the event that Bain Capital Private Credit deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

 Name of Financial Institution

 Mailing Address   City   State   Zip Code

 ABA Routing Number

 Account Number

Mail a check to Primary Account Holder mailing address
Mail a Check to Entity legal address

•
If you are a resident of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont or Washington, you are not automatically enrolled in the Distribution Reinvestment Plan. Please check here if you wish to enroll in the Distribution Reinvestment Plan. You will automatically receive cash distributions unless you elect to enroll in the Distribution Reinvestment Plan.

7 | Investment Funding Method

Broker / Financial Advisor will make payment on your behalf	By Wire: Please wire funds according to the instructions below. SS&C GIDS, Inc. As Agent For Bain Capital Private Credit ABA Routing: 1010-0069-5 DDA: 9872657616	By Check: Please attach your check[4] to this agreement and make payable to: Bain Capital Private Credit 801 Pennsylvania Ave. Suite 219686 Kansas City, MO 64105-1407

4 Only personal, same name checks are accepted

8 | Electronic Delivery Consent (Optional)

Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Bain Capital Private Credit. If you would like to consent to electronic delivery, including pursuant to email, please sign below.

By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available. You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

Please print, sign, and scan this page of applicable.

X
Owner or Authorized Person Signature	Date (mm/dd/yyyy)

9 | Subscriber Representations and Signatures

Bain Capital Private Credit is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Bain Capital Private Credit may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf.

In order to induce BCPC Advisors, LP to accept this subscription, I (we) hereby represent and warrant as follows (Each account holder must hand-initial representations 1 – 11, to the extent applicable):

	Primary Investor	Co- Investor	Co- Investor
1. I (we) have received the prospectus (as amended or supplemented) for Bain Capital Private Credit at least five business days prior to the date hereof.
2.
I (we) have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000. If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.[5]

3.
I am (we are) a resident of Alabama, California, Idaho, Iowa, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Tennessee, or Vermont and in addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.” If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement. NOTEREF _Ref85125346 \f \h \* MERGEFORMAT 5

4.
I am (we are) a resident of New Jersey and in addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.” If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement. NOTEREF _Ref85125346 \f \h \* MERGEFORMAT 5 New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home furnishings, and automobiles, minus total liability) that consists of cash, cash equivalent and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

New Jersey investors are advised that the Class S shares will be subject to upfront selling commissions and/or dealer manager fees of up to 3.5% on NAV, and with respect to the Class D shares, an amount up to 1.5% cap on NAV. The Class S shares are subject to a distribution and/or shareholder servicing fee equal to up to 0.85% per annum of the aggregate NAV of the outstanding Class S shares and the Class D shares are subject to a shareholder servicing fee equal to up to 0.25% per annum of the aggregate NAV of the outstanding Class D shares. These fees will reduce the amount of the purchase price that is available for investment and will cause the per share purchase price to be greater than the estimated value per share that will be reflected

5 In the case of sales to fiduciary accounts, the minimum standards set forth in the prospectus under “SUITABILITY STANDARDS” shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

on my account statement (by broker dealers reporting a valuation calculated in accordance with NASD Rule 2340(c)(1)(A) relating to net investment valuation guidelines). These fees may also reduce the amount of distributions that are paid with respect to Class S and D shares.

5.
I am (we are) a resident of Kansas and in addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.” If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement. NOTEREF _Ref85125346 \f \h \* MERGEFORMAT 5 It is recommended by the Office of the Kansas Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10% of their liquid net worth. Liquid net worth shall be defined as that portion of the purchaser’s total net worth that is comprised of cash, cash equivalents, and readily marketable securities, as determined in conformity with GAAP.

6.
I am (we are) domiciled or have a registered office in the European Economic Area or in the United Kingdom, and qualify as (i) a “professional investor,” within the meaning of Annex II to Directive 2014/65/EU or the United Kingdom Alternative Investment Fund Managers Regulations 2013 (SI 2013/1773) as amended, as applicable, or (ii) a “certified sophisticated investor” as defined under the Financial Services and Markets Act 2000 of the United Kingdom.

7. I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.
8.
I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this Subscription Agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

9. I acknowledge that Bain Capital Private Credit may enter into transactions with Bain affiliates that involve conflicts of interest as described in the prospectus.
10.
I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month and my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share as of the last day of each month will generally be made available at https://www.baincapitalprivatecredit.com within 20 business days of the last day of each month.

11.
I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent at 833-260-3566 or through my financial intermediary.

If you do not have another broker-dealer or other financial intermediary introducing you to Bain Capital Private Credit, then Emerson Equity LLC may be deemed to be acting as your broker-dealer of record in connection with any investment in Bain Capital Private Credit. For important information in this respect, see Section 10 below.

If the Subscriber is currently using an advisory group or consultant to subscribe to Bain Capital Private Credit, please provide the name of the advisory group or consultant.

Name of advisory group or consultant:

I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Bain Capital Private Credit. I acknowledge that the Broker / Financial Advisor indicated in Section 10 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker / Financial Advisor of record at any time by contacting Bain Capital Private Credit Investor Relations at the number indicated below at any time by contacting the transfer agent at 833-260-3566.

SUBSTITUTE IRS FORM W-9 CERTIFICATIONS (required for U.S. investors):

Under penalties of perjury, I certify that:

1.
The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRA has notified me that I am no longer subject to backup withholding; and
3.
I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9; and
4.
The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Each Account Holder / Trustee / Authorized Signatory must sign below. Please print, sign, and scan this page if applicable.

(Custodians must sign in Section 2 on a custodial account)

X

X

X

Co-Investor or Authorized Person Signature

Co-Investor or Authorized Person Signature

Owner or Authorized Person Signature

Date (mm/dd/yyyy)

Date (mm/dd/yyyy)

Date (mm/dd/yyyy)

10 | Broker / Financial Advisor Information and Signature

The Financial Advisor must sign below to complete the order. The Financial Advisor hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence.

Broker Financial Advisor Name

Advisor Mailing Address

City State Zip Code

Financial Advisor Number Branch Number Telephone Number

Operations Contact Name Operations Contact Email Address

Please note that unless previously agreed to in writing by Bain Capital Private Credit, all sales of securities must be made through a Broker, including when an RIA has introduced the sale. In all cases, Section 10 must be completed.

The undersigned confirm(s), which confirmation is made on behalf of the Broker with respect to sales of securities made through a Broker, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Broker, Financial Advisor or Financial Representative listed in Section 10 further represents and certifies that, in connection with this subscription for shares, he/she has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended, including, but not limited to Rule 151-1 (“Regulation Best Interest”) and FINRA rules and regulations including, but not limited to Know Your Customer, Suitability and PATRIOT Act (Anti Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

If you do not have another broker-dealer or other financial intermediary introducing you to Bain Capital Private Credit, then Emerson Equity LLC (“Emerson”) may be deemed to act as your broker of record in connection with any investment in Bain Capital Private Credit. If you want to receive financial advice regarding a prospective investment in the shares, contact your broker-dealer or other financial intermediary.

Please print, sign, and scan this page if applicable.

X
Financial Advisor / Representative Signature	Date (mm/dd/yyyy)

11 | Other Important Information

If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Bain Capital Private Credit experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 9 above, they are asked to promptly notify Bain Capital Private Credit and the Broker in writing. The Broker may notify Bain Capital Private Credit if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 9 above, and Bain Capital Private Credit may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.

No sale of shares may be completed until at least five business days after you receive the final prospectus. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Bain Capital Private Credit.

To be accepted, a subscription request must be made with a completed and executed Subscription Agreement in good order and payment of the full purchase price at least five business days prior to the first calendar day of the month (unless waived). All items on the Subscription Agreement, other than those marked optional, must be completed in order for your Subscription Agreement to be processed. You will receive a written confirmation of your purchase.

The Company and the Managing Dealer will direct any dealers to, upon receipt of any and all checks, drafts, and money orders received from prospective purchasers of shares, transmit same together with a copy of this executed Subscription Agreement or copy of the signature page of such agreement, stating among other things, the name of the purchaser, current address, and the amount of the investment to SS&C Technologies Inc.(a) by the end of the next business day following receipt where internal supervisory review is conducted at the same location at which subscription documents and checks are received, or (b) by the end of the second business day following receipt where internal supervisory review is conducted at a different location than which subscription documents and checks are received.

Notwithstanding anything to the contrary set forth herein, nothing in this Subscription Agreement shall prohibit any individual from communicating with any regulatory or law enforcement agency (including, without limitation, the U.S. Securities and Exchange Commission and the U.S. Commodity Futures Trading Commission) about potential violations of law without providing prior notice to the BCPC Advisors, LP or any of its respective affiliates, or receiving an award in connection with any such communications.

Return the completed Subscription Agreement to:

Bain Capital Private Credit

801 Pennsylvania Ave.

Suite 219686

Kansas City, MO 64105-1407
Email: BCPCSubDoc@BainCapital.com

Appendix A | Supporting Document Requirements

• Please provide the following supporting documentation based on your account type.
Individual	• If a non-U.S. person, Form W-8BEN
Joint (including JTWROS, Tenants in Common, Community Property)	• For each non-U.S. Person account holder, Form W-8BEN
IRA (including ROTH, SEP, Rollover, Inherited)	• None
Trust	• Certificate of Trust or Declaration of Trust • Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)
Corporation (including C Corp., S Corp., LLC)	• Formation documents • Articles of incorporations • Authorized signatory list • Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)
Partnership	• Formation documents • Authorized signatory list • Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)